GENERAL	6 Months Ended
Jun. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1:GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a global technology company that provides agencies, brands and publishers with innovative solutions that cover the three main pillars of digital advertising. From its data-driven Synchronized Digital Branding platform and high-impact ad formats in the display domain; to its powerful social media platform; to its branded search network, Perion is well-positioned to capitalize on any changes in marketers’ allocation of digital advertising spend.

On January 14, 2020, the Company completed the acquisition of Content IQ LLC (see Note 3) and on July 23, 2020, the Company consummated the assets acquisition of Pub Ocean Limited (see Note 14).

In March 2020, the World Health Organization categorized the novel coronavirus (“COVID-19”) as a pandemic. The COVID-19 pandemic has rapidly changed market and economic conditions globally, impacting our customers and channel partners, as well as our business, results of operations, financial position and cash flows. We remain focused on protecting the health and wellbeing of our employees and the communities in which we operate, while assuring the continuity of our business operations.

As a result of the revenue flexibility provided by our product diversity across the three main pillars of digital advertising, cost saving initiatives and experienced management team, we deftly mitigated near-term pressure on advertising budgets resulting from the COVID-19 pandemic, which enable us to protect operating profits and generate cash flow in 2020 while continuing to build a unique strategic asset in the digital media ecosystem.

Management is monitoring and assessing the impact of the COVID-19 pandemic daily, including recommendations and orders issued by government and public health authorities.